Exhibit 10.67

AMENDMENT TO INVESTOR RIGHTS AGREEMENT

          AMENDMENT dated as of April 26, 2005 to the INVESTOR RIGHTS AGREEMENT dated as of September 14, 2004 by and among INTERPOOL, INC., a Delaware corporation (the "Company"), and the investors signatory hereto (each a "Holder" and, collectively, the "Holders").

W I T N E S S E T H :

          WHEREAS, the Company, the Holders and certain other investors party thereto (the Holders, together with such other investors, being referred to collectively as the "Original Investors") entered into a Securities Purchase Agreement dated as of September 14, 2004 (the "Purchase Agreement"), pursuant to which the Company issued to the Original Investors certain warrants to purchase a total of 8,333,333 shares of the Company’s common stock (the "Warrants");

          WHEREAS, the Company and the Original Investors entered into an Investor Rights Agreement dated as of September 14, 2004 (the "Investor Rights Agreement"), pursuant to which the Company agreed to use its commercially reasonable efforts to register the Warrants and the shares underlying the Warrants under the Securities Act of 1933 for the benefit of the Original Investors; and

          WHEREAS, the Company and the Holders, who constitute the holders of a majority of the "Transfer Restricted Securities" (as defined in the Investor Rights Agreement), now desire to amend the Investor Rights Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

           SECTION 1. AMENDMENT TO INVESTOR RIGHTS AGREEMENT. Effective as of the date hereof, the Investor Rights Agreement is hereby amended as follows:

(a) by deleting the reference to "May 1, 2005" in the first sentence of Section 3(a) and inserting, in lieu of such reference, "July 1, 2005";

          (b) by deleting the reference to "July 1, 2005" in the second sentence of Section 3(a) and inserting, in lieu of such reference, "September 1, 2005"; and

(c) by deleting clause (ii) of the first sentence of Section 5 and inserting, in lieu of such clause, the following: "(ii) has not been declared effective by the Commission on or prior to October 1, 2005; or".

           SECTION 2. EFFECT ON INVESTOR RIGHTS AGREEMENT.

(a) On and after the date hereof, each reference in the Investor Rights Agreement to "this Agreement", "herein", "hereof", "hereunder" or words of similar import, shall mean and be a reference to the Investor Rights Agreement as amended hereby.

          (b) Except as specifically amended above in connection herewith, the Investor Rights Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Original Investors or the Holders under the Investor Rights Agreement or any document executed in connection therewith.

           SECTION 3. GOVERNING LAW. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

          SECTION 4. COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

INTERPOOL, INC.

By: /s/ James F. Walsh
      Name: James F. Walsh
      Title: Executive Vice President and
               Chief Financial Officer

GREYWOLF CAPITAL PARTNERS II LP

By: /s/ Jonathan Savitz
      Name: Jonathan Savitz
      Title: Managing Partner

GREYWOLF CAPITAL OVERSEAS FUND

By: /s/ Jonathan Savitz
      Name: Jonathan Savitz
      Title: Chief Executive Officer

GREYWOLF HIGH YIELD MASTER FUND

By: /s/ Jonathan Savitz
      Name: Jonathan Savitz
      Title: Managing Partner

CASPIAN CAPITAL PARTNERS, LP

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By: /s/ Charles R. Howe II
      Name: Charles R. Howe II
      Title: President

MARINER LDC

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By: /s/ Charles R. Howe II
      Name: Charles R. Howe II
      Title: President

MARINER OPPORTUNITIES FUND, LP

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By: /s/ Charles R. Howe II
      Name: Charles R. Howe II
      Title: President

MARINER VOYAGER MASTER FUND, LTD

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By: /s/ Charles R. Howe II
      Name: Charles R. Howe II
      Title: President

RIVA RIDGE MASTER FUND, LTD.

By: RIVA RIDGE CAPITAL MANAGEMENT
LP, As Investment Manager

By: RIVA RIDGE GP LLC, GP to the
Investment Manager

By: /s/ Stephen Golden
      Name: Stephen Golden
      Title: Managing Member

MARINER LDC

By: RIVA RIDGE CAPITAL MANAGEMENT
LP, As Investment Manager

By: /s/ Stephen Golden
      Name: Stephen Golden
      Title: Authorized Person

GOLDMAN, SACHS & CO.

By: /s/ Richard Katz
      Name: Richard Katz
      Title: Managing Director